Exhibit 99.1

Infleqtion to Go Public Through Merger with Churchill Capital Corp X

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Commercial leader in quantum with real-world deployments in computing and precision sensing, poised to accelerate scale; trusted by industry leaders in critical technology and national security such as NVIDIA, the U.S. Department of Defense, and NASA, among others.

•	Industry-leading technical milestones — 1,600 physical qubits, 99.73% entangling fidelity, and one of only two companies to demonstrate a real-world application using logical qubits.

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Commercializing quantum today, with approximately $29 million in trailing twelve-month revenue as of June 30, 2025; approximately $50 million in booked and awarded business representing potential multi-year value expected to be realized over time; and a $300 million+ identified pipeline of potential customers.

•	$1.8 billion pre-money equity value, providing an attractive entry point into Infleqtion for new shareholders.

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Over $540 million of expected gross transaction proceeds, including over $125 million of incremental financing via a common stock PIPE raised at the transaction value from leading existing and new institutional investors: Maverick Capital, Counterpoint Global (Morgan Stanley), Glynn Capital, BOKA Capital, and LCP Quantum, among others.

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Proceeds will accelerate Infleqtion’s technology and product roadmap and expand applications to new end markets, unlocking additional use cases in artificial intelligence, national security, space, and beyond.

Boulder, CO & New York, NY – September 8, 2025 – Infleqtion, a global leader in neutral atom–based quantum technology, and Churchill Capital Corp X (NASDAQ: CCCX), a publicly traded special purpose acquisition company, today announced they have entered into a definitive business combination agreement, with the aim to accelerate Infleqtion’s mission to commercialize quantum products that provide orders of magnitude improvement in computing and precision sensing applications. Upon closing, the combined company will operate as Infleqtion and is expected to be listed on a leading North American exchange under the ticker “INFQ.”

“Churchill Capital is proud to partner with companies that are shaping the future of technology,” said Michael Klein, Chairman and CEO of Churchill Capital Corp X. “Infleqtion stands out with its breakthrough neutral atom platform and proven engineering capabilities, already delivering meaningful impact in quantum computing and sensing. We are excited to support Infleqtion’s leadership team as they advance the quantum era and create enduring value for shareholders.”

Turning Breakthrough Science into Real-World Solutions

Infleqtion translates quantum technology into solutions that expand human potential. Infleqtion designs, builds, and sells quantum computers, precision sensors, and software to governments, enterprises, and research institutions. As a first mover in neutral atom technology — a leading quantum modality recognized for scalability, flexibility, and cost efficiency – Infleqtion has built a commercial platform that is practical, differentiated, and ready to scale. This approach uniquely enables Infleqtion to power both quantum computing and precision sensing from a single product architecture.

The company’s product portfolio includes quantum computers, quantum clocks, RF receivers, and inertial sensors, all engineered for real-world deployment and optimized with Infleqtion’s proprietary software. These systems are already in use by NVIDIA, the U.S. Department of Defense, NASA, and the U.K. government. To date, Infleqtion has sold three quantum computers and hundreds of quantum sensors, generating approximately $29 million in trailing twelve-month revenue as of June 30, 2025, reflecting an ~80% CAGR over the past two years. Infleqtion expects approximately $50 million of booked and awarded business at year-end 2025, representing potential multi-year value expected to be realized over time, and has identified a potential customer pipeline exceeding $300 million, underscoring a promising growth trajectory.

“We have reached a critical inflection point in our journey from R&D to commercialization, and this partnership is a testament to our team’s incredible work,” said Matt Kinsella, CEO and founding investor of Infleqtion. “As we move from successful pilots to full-scale production for our leading customers, this partnership with Churchill provides us with the additional capital and strategic expertise required to accelerate commercialization, expand our market leadership, and meet the rapidly growing demand for quantum solutions across AI, national security, and space.”

A Compelling Investment Opportunity

Infleqtion combines scientific leadership, commercial traction, and a robust growth outlook to position itself as a highly attractive public investment opportunity in quantum.

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Pioneering team with the scientific and commercial muscle to lead the quantum era – Founded on Dana Anderson’s breakthrough research in neutral atoms, Infleqtion has built a team of scientists and entrepreneurs with proven ability to engineer, deploy, and operate commercial quantum systems.

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Quantum as a force multiplier – Classical systems face limits on size, energy, and cost; while quantum has the potential to unlock breakthroughs across AI, national security, and materials science. Infleqtion is already extending the capabilities of today’s GPUs through its quantum hardware and contextual machine learning software.

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Award-winning Quantum Core – A unique “build once, tailor to multiple markets” foundation that powers all products — including quantum computers, clocks, RF receivers, and inertial sensors — driving scalability and capital efficiency.

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Industry-leading technical milestones – On the path to quantum advantage with 1,600 physical qubits (record qubit array), 99.73% entangling fidelity (highest achieved by a neutral atom company), and proof-of-concept demonstrated on eight logical qubits. Infleqtion is one of two companies to demonstrate a real-world application using logical qubits (on two logical qubits), positioning it as a front-runner on the path to quantum advantage.

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Full-stack hardware and software platform – Integrated approach enables performance gains, error correction, and productivity improvements across the stack; proprietary software amplifies hardware value and positions Infleqtion to scale applications with quantum computers, clocks, RF receivers, and inertial sensors.

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Large and growing markets – Quantum computing and sensing markets expected to exceed $160 billion in aggregate by 2040, spanning artificial intelligence, defense, energy, space, material science, and financial services.

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Strategic importance for national security – Allied governments have invested more than $40 billion in quantum to secure geopolitical advantage; Infleqtion is a trusted partner to leading government institutions including NASA, the U.S. Department of Defense, and the U.K. government. These partnerships contribute to accelerated product innovation for defense and intelligence needs, while creating scalable solutions for broader commercial markets.

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Commercial momentum – Revenue scaled more than three times in the past two years to ~$29 million in trailing twelve-month revenue as of June 30, 2025, with ~$50 million in booked and awarded business representing potential multi-year value expected to be realized over time; and a $300 million+ identified pipeline of potential customers.

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Well-capitalized for growth – Strong balance sheet today with $88 million in cash as of June 30, 2025, and low operating cost structure with $21 million in trailing twelve-month cash burn as of June 30, 2025; going public provides additional capital to accelerate growth.

“Quantum is a defining technology opportunity of the coming decade, and we see neutral atoms as the modality best positioned to succeed,” said Kenneth Safar, Managing Director at Maverick Silicon. “Infleqtion is demonstrating how quantum can be applied to enhance AI today and deliver real performance gains across computing and sensing. That’s why we backed Infleqtion early and continue to invest behind them, because we believe in the vision, the technology, and the team. Now they have a growing commercial portfolio and clear leadership in solutions and are poised to build a category-defining public company.”

Attractive Transaction Structure

The business combination values Infleqtion at a pre-money equity value of $1.8 billion, providing an attractive entry point for Churchill X shareholders and new investors. The transaction is expected to provide more than $540 million of gross proceeds to Infleqtion, including:

•	$416 million of cash held in Churchill X’s trust account as of June 30, 2025 (assuming no redemptions); and

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Over $125 million of incremental financing via a common stock PIPE raised at the transaction value from leading existing and new institutional investors, including Maverick Capital, Counterpoint Global (Morgan Stanley), Glynn Capital, BOKA Capital, and LCP Quantum, among others.

Proceeds from the transaction are expected to:

•	Strengthen Infleqtion’s already clean balance sheet, which carries no debt;

•	Accelerate Infleqtion’s technology and product roadmap;

•	Expand applications to new end markets, unlocking additional use cases in artificial intelligence, national security, space, and beyond; and

•	Scale customer adoption, establish new ecosystem partnerships, and expand into new end markets.

No existing Infleqtion shareholders will sell any shares or receive cash consideration as part of the transaction. All Infleqtion shareholders will be locked up at close of the transaction.

The boards of directors of both Infleqtion and Churchill X have each unanimously approved the proposed business combination, subject to, among other things, the approval by Churchill shareholders of the business combination, the concurrent PIPE transaction, satisfaction of conditions stated in the definitive agreement and other customary closing conditions, including that the U.S. Securities and Exchange Commission (the “SEC”) completes its review of the registration statement on Form S-4 and the proxy statement/prospectus/consent solicitation, the receipt of certain regulatory approvals and approval by the relevant stock exchange to list the securities of the combined company.

Infleqtion LTM revenue, cash and trailing twelve-month cash burn are based on financials that are preliminary, have not been audited, are based on information available to us only as of the date of this press release, and are subject to change.

Conference Call Information

Management of Infleqtion and Churchill X will host an investor conference call to discuss the proposed transaction and review an investor presentation at 8:30am ET on Monday, September 8, 2025. Interested investors may access a recording of the conference call by visiting https://infleqtion.com/investors. A transcript of the call will also be filed by Churchill X with the SEC.

Advisors

Citigroup Global Markets Inc. is serving as lead capital markets advisor and PIPE placement agent to Churchill X. Willkie Farr & Gallagher LLP is serving as transaction counsel to Churchill X. Ocean Tomo, a part of J.S. Held, is serving as financial and technical advisor to Churchill X. Ogier (Cayman) LLP is serving as Cayman Islands legal counsel to Churchill X. Latham & Watkins LLP is serving as legal advisor to the capital markets advisor to Churchill X. BTIG, LLC is serving as underwriter to Churchill X and capital markets advisor. Ellenoff Grossman & Schole LLP is serving as corporate counsel to Churchill X.

JP Morgan Securities LLC is serving as financial advisor and capital market advisor to Infleqtion, as well as PIPE placement agent to Churchill X. Cooley LLP is serving as legal advisor to Infleqtion.

About Infleqtion

Infleqtion is a global leader in neutral-atom quantum technology. We design and build quantum computers, precision sensors, and quantum software for governments, enterprises, and research institutions. Our commercial portfolio includes quantum computers as well as quantum RF systems, quantum clocks, and inertial navigation solutions. Infleqtion is the partner of choice for governments and commercial customers seeking cutting-edge quantum capabilities.

About Churchill Capital Corp X

Churchill X is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. It may pursue an initial business combination target in any business or industry.

Additional Information About the Proposed Transaction and Where to Find It

Additional information about the transaction, including a copy of the business combination agreement will be filed by Churchill X in a Current Report on Form 8-K with the SEC. The proposed transaction will be submitted to shareholders of Churchill X for their consideration. Churchill X intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include preliminary and definitive proxy statements to be distributed to Churchill X’s shareholders in connection with Churchill X’s solicitation of proxies for the vote by Churchill X’s shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Infleqtion’s stockholders in connection with the completion of the proposed transaction. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus/consent solicitation statement and other relevant documents will be mailed to Infleqtion stockholders and Churchill X shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, Churchill X and Infleqtion shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus/consent solicitation statement and any amendments thereto and, once available, the definitive proxy statement/prospectus/consent solicitation statement, as well as other documents filed with the SEC by Churchill X in connection with the proposed transaction, as these documents will contain important information about Churchill X, Infleqtion and the proposed transaction. Shareholders may obtain a copy of the preliminary or definitive proxy statement/prospectus/consent solicitation statement, once available, as well as other documents filed by Churchill X with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp X, 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company has based these forward-looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding the Company’s ability to commercialize new products and technologies; projections of development and commercialization costs and timelines; expectations regarding the Company’s ability to execute its business model and the expected financial benefits of such model; expectations regarding the Company’s ability to attract, retain and expand its customer base; the Company’s deployment of proceeds from capital raising transactions; the Company’s expectations concerning relationships with strategic partners, suppliers, governments, state-funded entities, regulatory bodies and other third parties; the Company’s ability to maintain, protect and enhance its intellectual property; future ventures or investments in companies, products, services or technologies; development of favorable regulations affecting the Company’s markets; the successful consummation and potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for the Company to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of the Company and Churchill X.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause the Company’s or Churchill X’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that the Company is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; the Company’s historical net losses and limited operating history; the Company’s expectations regarding future financial performance, capital requirements and unit economics; the Company’s use and reporting of business and operational metrics; the Company’s competitive landscape; the Company’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; the Company’s concentration of revenue in contracts with government or state-funded entities; the Company’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; the Company’s reliance on strategic partners and other third parties; the Company’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Churchill X could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against the Company or Churchill X; failure to realize the anticipated benefits of the proposed transaction; the ability of Churchill X or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Churchill X’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by the Company, Churchill X or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of the Company’s and Churchill X’s management as of the date of this press release; subsequent events and developments may cause their assessments to change. While the Company and Churchill X may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. An investment in Churchill X is not an investment in any of our founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Churchill X, which may differ materially from the performance of our founders’ or sponsors’ past investments.

Participants in the Solicitation

Churchill X, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Churchill X’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Churchill X’s shareholders in connection with the proposed transaction will be set forth in proxy statement/prospectus/consent solicitation statement when it is filed by Churchill X with the SEC. You can find more information about Churchill X’s directors and executive officers in Churchill X’s final prospectus related to its initial public offering filed with the SEC on May 15, 2025. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus/consent solicitation statement when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus/consent solicitation statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Media Contact

Media@infleqtion.com

Investor Relations Contact

Investors@infleqtion.com